Subsequent events	3 Months Ended
Mar. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
In April 2023, the Company acquired all of the issued and outstanding shares of Circles Collective Inc. (o/a PeerBoard), a plug and play community-as-a-service platform. The acquisition of PeerBoard will expand Docebo’s external training offering and enhance the Company’s social learning capabilities. The acquisition will be accounted for as a business combination in accordance with IFRS 3, Business Combinations.

Total purchase consideration was $4,026, consisting of: (i) cash paid on closing of $2,526; (ii) issuance of 26,185 common shares of Docebo Inc. with total fair value of $1,000; and (iii) $500 of cash payable of which 50% is due on the first year anniversary and the remaining 50% is due on the second year anniversary of the acquisition, subject to any representations and warranties deductions. In addition, potential future consideration of up to $4,000 in cash over the three years following the closing date is owing to an employee of the acquiree based on the achievement of both performance milestones and continued employment. Given the continued employment requirement, these earn-out payouts will be accounted for as compensation for post-acquisition services and are not considered purchase consideration in the business combination.

The assessment of the purchase price and the accounting for this acquisition has not yet been finalized and certain IFRS 3 disclosures have not been included due to the timing of the acquisition.